                                                                 Exhibit 23.1
                                                                 ------------


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-56927, 333-28983, 33-60077, 33-60073, 33-10796 and 33-6075 of HPSC, Inc. on
Form S-8 of our Report dated February 26, 1999 incorporated by reference in this Annual Report on Form 10-K of HPSC, Inc. for the fiscal year ended December 31, 1998.


/s/ Deloitte & Touche LLP


Boston, Massachusetts
March 29, 1999